SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 20, 2002
(Date of earliest event reported)

APPLIED MOLECULAR EVOLUTION, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-31101 (Commission File Number)	33-0374014 (IRS Employer Identification No.)

3520 Dunhill Street, San Diego, California (Address of principal executive offices)	92121 (Zip Code)

Registrant’s telephone number, including area code: (858) 597-4990

ITEM 6. RESIGNATIONS OF REGISTRANT’S DIRECTORS.
ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 4.1
EXHIBIT 4.2

ITEM 6. RESIGNATIONS OF REGISTRANT’S DIRECTORS.

On September 13, 2002, Applied Molecular Evolution, Inc. (“AME” or the “Company”) elected Raymond V. Dittamore, N. Coleman Owen and William L. Respess, Ph.D., J.D. to its Board of Directors replacing Peter K. Hilal, M.D., Stanley T. Crooke, M.D., Ph.D. and Clive A. Meanwell, M.D., Ph.D. who resigned due to differences in management style.

Mr. Dittamore’s experience includes over 35 years with Ernst & Young LLP including nearly two decades as Managing Partner. Mr. Dittamore serves on the Board of Directors of Invitrogen Corporation, the Board of Directors of Gen-Probe Incorporated and has also served on the Board of Directors of the Burnham Institute. Mr. Dittamore is a founder of BIOCOM/San Diego, the biotechnology trade association. Mr. Dittamore holds a B.A. Degree from San Diego State University.

Mr. Owen is the principal of Owen & Associates, Inc., a healthcare industry consulting firm. Previously, Mr. Owen was a member of the senior management team at Hybritech, one of the earliest biotechnology companies. Mr. Owen is a co-inventor and patent holder of technologies central to certain of Hybritech’s most successful products. Mr. Owen held several positions at Hybritech, culminating with Vice President of Business Development at the time when Hybritech was acquired by Eli Lilly & Company. Previously, Mr. Owen was with Johnson & Johnson where he held several senior marketing and business positions. Mr. Owen teaches at the University of California San Diego and the University of Oulu, Finland.

Dr. Respess is AME’s Vice President and General Counsel. From 2000 to 2002, Dr. Respess served as Senior Vice President and General Counsel of Graviton Inc. From 1988 to 2000, Dr. Respess served as Senior Vice President and General Counsel of Ligand Pharmaceuticals Inc. Dr. Respess’ experience also includes positions as Vice President and General Counsel of Gen-Probe Inc., Vice President and General Counsel of Hybritech Inc. and Partner at Lyon & Lyon. Dr. Respess received a Ph.D. in Organic Chemistry from the Massachusetts Institute of Technology and a J.D. from George Washington University before serving as Law Clerk and Technical Advisor to the Honorable J. Lindsay Almond, Jr., on the United States Court of Customs and Patent Appeals. He is a member of the American Intellectual Property Law Association and has been a frequent lecturer on intellectual property and licensing law.

On September 13, 2002, the Company received a letter from the Directors who had resigned that day. The new Director referred to in the letter is the independent Director, Mr. Dittamore. The letter is attached as item 4.1 to this Form 8-K.

On September 20, 2002, the Company received a letter dated September 19, 2002, from the Directors who had recently resigned requesting that the Company file a Form 8-K regarding their resignations from the Board of Directors. The letter is attached as item 4.2 to this Form 8-K.

With regard to the resigning Directors’ letter of September 13th, the Company believes that the following statements: “the events of the last several days,” “the events of today,” “the manner in which a Director was added to the board” and “serious concerns about how senior management was running the company” refer to the following:

•	The Chairman of the Board of Directors requested Dr. Peter Hilal to resign from the Board of Directors following the recent repurchase by the Company of substantially all of his holdings in the Company.

•	The style in which a regularly scheduled Board Meeting was convened: the Meeting was convened over requests by the resigning Directors to cancel the Board Meeting less than 24 hours before its scheduled start time and while another independent Director who wanted the Board Meeting to proceed was en route to San Diego, and key managers were expecting to make presentations. The resigning Directors’ stated reason for requesting the cancellation of the scheduled Board Meeting was to conduct an unscheduled private meeting of the independent Directors. The Chairman determined that the regular Board Meeting should proceed as scheduled. Additionally, one independent Director did not support the holding of the proposed unscheduled meeting, and the Chairman believes that all of the independent Directors who wished to meet privately had already done so.

•	The manner in which Mr. Dittamore was elected to the Board of Directors: the Board Meeting began at the scheduled time. With a quorum present, the meeting was convened, and the Chairman moved the election of Mr. Dittamore to the Board of Directors as the first item on the previously published agenda for this Board Meeting, even though not all of the Directors had joined the Meeting at that point.

•	With the sole exception of voicing their objection to the manner in which the independent Director, Mr. Dittamore, was elected to the Board of Directors, the resigning Directors refused to address the repeated requests by the Chairman of the Board and the other independent Directors to discuss in an open style before the entire Board any concerns about how senior management was running the Company.

•	After the resignations, the recently resigned Directors were requested to discuss any concerns about how senior management was running the Company, which they again refused to do.

The Company’s current Board of Directors and senior management are committed to the continued successful development of AME. They intend to continue to elicit the recently resigned Directors’ concerns about how senior management is running the Company and to take appropriate action if necessary.

Furthermore, the Company has not changed its business strategy, its management team or its financial and operational guidance.

This Form 8-K contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements, including uncertainties related to product development, uncertainties related to the need for regulatory or other government approvals, dependence on proprietary technology, uncertainty of market acceptance of the Company’s products, uncertainties related to business opportunities, the receipt of future payments, including royalties, the continuation of customer relationships and other risks cited in the Company’s Annual Report on Form 10-K for the year ended December 31, 2001, and other SEC Filings. These forward-looking statements speak only as of the date hereof. The Company disclaims any intent or obligation to update these forward-looking statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(C)	Exhibits.

4.1	Letter of resignation dated September 13, 2002, from Stanley T. Crooke, M.D., Ph.D., Peter K. Hilal, M.D. and Clive A. Meanwell, M.D.
4.2	Letter dated September 19, 2002, from Stanley T. Crooke, M.D., Ph.D., Peter K. Hilal, M.D. and Clive A. Meanwell, M.D., requesting that the Company file a Form 8-K regarding their resignations from the Board of Directors.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: September 23, 2002

APPLIED MOLECULAR EVOLUTION, INC.

By	/s/ Lawrence E. Bloch, M.D., J.D.

Lawrence E. Bloch, M.D., J.D. Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Exhibit

4.1	Letter of resignation dated September 13, 2002, from Stanley T. Crooke, M.D., Ph.D., Peter K. Hilal, M.D. and Clive A. Meanwell, M.D.
4.2	Letter dated September 19, 2002, from Stanley T. Crooke, M.D., Ph.D., Peter K. Hilal, M.D. and Clive A. Meanwell, M.D., requesting that the Company file a Form 8-K regarding their resignations from the Board of Directors.